Exhibit 10.1

ATIF Releases First Quarter Financial Report, Achieving First-time Profit in US Business

LAKE FOREST, Calif., March 21, 2023 /PRNewswire/ -- ATIF Holdings Limited (NASDAQ: ATIF), hereafter referred to as “the Company” or “ATIF,” is pleased to announce its first-quarter financial report, which showed growth in the first quarter. As the pandemic subsides, our net revenue has significantly increased to $0.8 million in the second quarter of this year (November 1, 2022, to January 31, 2023) from a net loss of $1.3 million for the same period last year (November 1, 2021, to January 31, 2022).

Our success is largely due to our strategic transformation, as we have gradually shifted our main business to the North American region, with the US market becoming our primary service market. As our US business continues to expand, it has driven the high- growth of our IPO consulting business, and we are pleased to see our scale effect gradually becoming apparent.

Jun Liu, President, Chairman of the Board, and CEO of ATIF, commented: “Over the past quarter, we have actively responded to various changes in the macroeconomic environment and continuously strengthened our ability to create value for customers, always focusing on long-term strategies.”

About ATIF

ATIF Holdings Limited (NASDAQ: ATIF) is a Lake Forest-based business consulting company that specializes in providing professional IPO, M&A advisory, and post-IPO compliance services to small and medium-sized companies seeking to go public on a stock exchange in the United States. The company has a proven track record in successfully delivering comprehensive U.S. IPO consulting services to clients primarily in the United States but also internationally. The mission of ATIF is to provide one-stop, comprehensive consulting services that guide clients through the complex and often challenging process of going public. ATIF recognizes the complexity and challenges associated with the process of going public, and endeavors to simplify it while ensuring optimal outcomes for its clients through its comprehensive consulting services. ATIF has been awarded the “Golden Bauhinia Award”, the highest award in the financial and securities industry in Hong Kong, for “Top 10 Best Listed Companies”.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the “safe Harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, “estimated,” “projected,” Words such as “expect”, “anticipate”, “predict”, “plan”, “intend”, “believe”, “seek”, “may”, “will”, “should”, “future”, “propose” and variations of these words or similar expressions (or the opposite of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements do not guarantee future performance, conditions or results and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control and may cause actual results or achievements to differ materially from those discussed in the forward-looking statements. Important factors include future financial and operating results, including revenues, income, expenses, cash balances and other financial items; Ability to manage growth and expansion; Current and future economic and political conditions; The ability to compete in industries with low barriers to entry; The ability to obtain additional financing to fund capital expenditure in the future. Ability to attract new customers and further enhance brand awareness; Ability to hire and retain qualified management and key staff; Trends and competition in the financial advisory services industry; Pandemic or epidemic disease; Except as required by law, the Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, the Company cannot assure you that such expectations will turn out to be correct, and the Company cautions you that actual results may differ materially from the expected results expressed or implied by the forward-looking statements we make. You should not interpret forward-looking statements as predictions of future events. Forward-looking statements represent only the beliefs and assumptions of our management as of the date such statements are made. The above forward-looking statements are made as of the date of this press release.